AMENDMENT

CONVERTIBLE PROMISSORY NOTES

THIS AMENDMENT (“Amendment”), dated March 29, 2012, is to that certain CONVERTIBLE PROMISSORY NOTE entered into as of November 18, 2011 by and between High Plains Gas, LLC, a Wyoming limited liability company (“Holder” or “HPG”) and Ty Miller, Levi Miller and Eric Jessen and their successors and permitted assigns ("Holder") due and payable on November 1, 2012 (“Note One”) and to that certain CONVERTIBLE PROMISSORY NOTE entered into as of November 18, 2011 by and between HPG and Holder due and payable on November 1, 2013 (“Note Two”).

NOW, THEREFORE, the parties agree as follows:

(a)

Conflict.  In the event there is a conflict between the terms of the Note One and/or Note Two with this Amendment, the terms of this Amendment shall control any interpretation.  Unless this Amendment expressly amends or supplements the language of Note One and/or Note Two, Note One and Note Two shall remain in full force and effect.  Unless otherwise defined in this Amendment, terms defined in the Original Agreement shall be similarly defined herein.

(b)

Amendment.

Section One of Note One is hereby amended to read as follows:

“Section 1. Payment of Principal.  Subject to the provisions of Section 2, $100,000 of the outstanding Principal of this Convertible Note shall be due and payable in full to Ty Miller on or before July 1, 2012, $100,000 of the outstanding Principal of this Convertible Note shall be due and payable in full to Levi Miller on or before May 1, 2012, $100,000 of the outstanding Principal of this Convertible Note shall be due and payable in full to Levi Miller on or before June 1, 2012 and $100,000 of the outstanding Principal of this Convertible Note shall be due and payable in full to Levi Miller on or before July 1, 2012.  The remaining outstanding Principal of This Convertible Note (including $1,000,000 payable to Eric Jessen) shall either by converted into common stock or payable on November 1, 2012 (the "Maturity Date"). “

Section One of Note Two is hereby amended to read as follows:

“Section 1. Payment of Principal.  Subject to the provisions of Section 2, $400,000 of the outstanding Principal of this Convertible Note shall be due and payable in full to Ty Miller on or before April 1, 2013 and $500,000 of the outstanding Principal of this Convertible Note shall be due and payable in full to Levi Miller on or before April 1, 2013.  The remaining outstanding Principal of This Convertible Note (including $1,000,000 payable to Eric Jessen)  shall either by converted into common stock or payable on November 1, 2013 (the "Maturity Date"). “

Section Two of Note One is hereby amended to read as follows:

“Section 2. Conversion.  At any time on or after November 1, 2012 Holder may elect by notice to the Company to convert this Convertible Note into shares of Company common stock at the rate of 70% of the volume weighted average closing price of the Company’s common stock for the twenty trading days immediately preceeding the date of conversion, but not less than $.30 per share nor more than $2.00 per share.  Notwithstanding the foregoing, on or before March 31, 2012 Ty Miller may convert up to $900,000 of  this Convertible Note into shares of the Company common stock at the rate of $.05 per share and Levi Miller may convert up to $700,000 of this Convertible Note into shares of the Company common stock at the rate of $.05 per share.  Within three (3) trading days following the Conversion Date the Company shall deliver such Conversion Interests.”

Section Two of Note Two is hereby amended to read as follows:

“Section 2. Conversion.  At any time on or after November 1, 2012 Holder may elect by notice to the Company to convert this Convertible Note into shares of Company common stock at the rate of 70% of the volume weighted average closing price of the Company’s common stock for the twenty trading days immediately preceeding the date of conversion, but not less than $.30 per share nor more than $2.00 per share.  Notwithstanding the foregoing, on or before March 31, 2012 Ty Miller may convert up to $600,000 of  this Convertible Note into shares of the Company common stock at the rate of $.05 per share and Levi Miller may convert up to $500,000 of this Convertible Note into shares of the Company common stock at the rate of $.05 per share.  Within three (3) trading days following the Conversion Date the Company shall deliver such Conversion Interests.”

IN WITNESS WHEREOF, the undersigned has executed this Amendment to Note One and Note Two on and as of the date first above written.

HIGH PLAINS GAS, INC.

By:

___________________________

Name:  Brandon W. Hargett

Title:   Chief Executive Officer

___________________________________

______________________________

Ty Miller

Levi Miller

___________________________________

Eric Jessen